Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary: Trustco Bank		NASDAQ -- TRST

Contact:	Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

FOR IMMEDIATE RELEASE:

TrustCo Announces First Quarter Pretax Earnings Up 25%;
Net Income Up 21%

Glenville, New York –April 23, 2012

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced net income for the first quarter of 2012 of $8.9 million, up 20.7% over the prior-year period and equal to diluted earnings per share of $0.095, compared to net income of $7.4 million and diluted earnings per share of $0.096 for the first quarter of 2011.  First quarter 2012 per share results include the full quarter effect of the common stock offering completed on July 6, 2011.

On a pre-tax basis, earnings were up 24.6% from $11.4 million in the first quarter of 2011 to $14.2 million in the first quarter of 2012.  The first quarter of 2012 also saw continued core balance sheet growth.  Robert J. McCormick, President and Chief Executive Officer noted, “We are pleased that the first quarter resulted in solid earnings gains and continued core loan and deposit growth.  We look forward to the rest of 2012 with optimism, though we note that our industry continues to face challenges.  Return on average equity and return on average assets were 10.45% and 0.84%, respectively, for the first quarter of 2012, compared to 11.61% and 0.75% for the first quarter of 2011.  Increased capital from the common stock offering led to a lower return on average equity for the first quarter of 2012.  The efficiency ratio was 52.51% for the first quarter of 2012, compared to 52.18% for the first quarter of 2011.

Mr. McCormick also noted “We continue to see some signs of economic improvement in the markets in which we operate, although some core problems remain, particularly high levels of unemployment. We believe our long-term focus on traditional lending criteria and conservative balance sheet management has helped us avoid most of the problems that have affected many banks, which has enabled us to maintain a strong balance sheet with continued profitability.  As a result, we have been able to focus on conducting business, which has put us in a position to take advantage of the significant upheaval that customers of other banks have seen.  We are particularly encouraged by the continued growth of our core loan and deposit portfolios.”

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TrustCo continued to report solid growth in loans and deposits on a year-over-year basis.  For the quarter ended March 31, 2012, average loans were up $171.2 million or 7.3% compared to the same period in 2011, while average deposits increased $197.6 million or 5.5% over the same period.  One new office was added to the branch network, with 137 offices open at the end of the quarter.  Mr. McCormick noted that, “In addition to growth throughout the franchise, we are especially pleased with the progress that we have made in growing loans and deposits through our recently completed branch expansion program.  We remain mindful that fully achieving our goals for our newer branches will take time and continued hard work.  We believe our success in growing customer relationships provides the basic building blocks that will help drive profit growth over the coming years.”

Nonperforming loans were $51.2 million as of March 31, 2012, compared to $48.8 million at December 31, 2011 and $50.4 million at March 31, 2011.  Nonperforming assets were $54.9 million at March 31, 2012, compared to $54.0 million at December 31, 2011 and $57.1 million at March 31, 2011.  At March 31, 2012, nonperforming loans were equal to 2.03% of total loans, compared to 1.93% at December 31, 2011 and 2.14% at March 31, 2011.  Nonperforming assets to total assets fell to 1.25% at March 31, 2012, compared to 1.27% at December 31, 2011 and 1.42% at March 31, 2011.  The allowance for loan losses as a percentage of gross loans and as a multiple of net charge-offs remains strong.  Allowance to total loans were 1.92% at March 31, 2012, compared to 1.85% at March 31, 2011, and covered annualized first quarter net charge-offs by 3.7 times, compared to an annualized 3.9 times for the first quarter of 2011.  The coverage ratio, or allowance for loan losses to nonperforming loans was 94.9% at March 31, 2012, compared to 99.9% at December 31, 2011 and 86.7% at March 31, 2011.

Net interest margin for the first quarter of 2012 was 3.23%, down from 3.35% in the fourth quarter of 2011 and from 3.40% in the first quarter of 2011.  The decline in the margin reflects the continued effect of the low rate environment on both the loan and investment portfolios, partly offset by lower deposit pricing as well as management’s decision to maintain a higher level of short term liquidity.

On July 6, 2011 the Company completed an offering of 15.6 million common shares, raising net proceeds of $67.6 million.  The additional capital significantly improved the Company’s capital position.  At March 31, 2012 the tangible equity ratio was 7.87% compared to 6.44% at March 31, 2011.  Tangible book value per share also increased, from $3.34 per share to $3.68 per share over that period.

TrustCo Bank Corp NY is a $4.4 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 137 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at March 31, 2011.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

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A conference call to discuss first quarter 2012 results will held at 9:00 a.m. Eastern Time on April 24, 2012.  Those wishing to participate in the call may dial toll-free 1-877-317-6789.  International callers must dial + 1-412-317-6789.   A replay of the call will be available until July 24, 2012 by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10012389. The call will also be audio webcast at: http://services.choruscall.com/links/trst120424.html, and will be available until April 24, 2013.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” may include statements regarding future events or performance and statements regarding TrustCo’s ability to offer and sell securities under its shelf registration statement. Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect our actual results and could cause our actual financial performance to differ materially from that expressed in any forward-looking statement: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations (including laws concerning taxation, banking and securities), real estate and collateral values, changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board; changes in local market areas and general business and economic trends and the matters described under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2011, as amended, and in our subsequent securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	03/31/12		12/31/11	03/31/11
Summary of operations
Net interest income (TE)	$33,637		$34,220	32,924
Provision for loan losses	3,100		4,200	4,600
Net securities transactions	677		132	287
Noninterest income	3,841		3,604	3,984
Noninterest expense	20,644		18,909	20,846
Net income	8,909		8,714	7,382

Per common share
Net income per share:
- Basic	$0.095		$0.093	0.096
- Diluted	0.095		0.093	0.096
Cash dividends	0.066		0.066	0.066
Tangible Book value at period end	3.68		3.62	3.34
Market price at period end	5.71		5.61	5.93

At period end
Full time equivalent employees	734		726	740
Full service banking offices	137		136	134

Performance ratios
Return on average assets	0.84%		0.83%	0.75
Return on average equity	10.45		10.15	11.61
Efficiency (1)	52.51		46.68	52.18
Net interest spread (TE)	3.14		3.26	3.31
Net interest margin (TE)	3.23		3.35	3.40
Dividend payout ratio	68.91		70.50	68.67

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	7.87		7.97	6.44

Asset quality analysis at period end
Nonperforming loans to total loans	2.03		1.93	2.14
Nonperforming assets to total assets	1.25		1.27	1.42
Allowance for loan losses to total loans	1.92		1.93	1.85
Coverage ratio (3)	0.9	X	1.0	0.9

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(2)	The tangible equity ratio excludes $553,000 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Interest and dividend income:
Interest and fees on loans	$32,425	32,711	32,640	32,184	31,677
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	2,304	2,661	3,347	3,791	3,199
State and political subdivisions	410	490	557	640	784
Mortgage-backed securities and collateralized mortgage obligations-residential	1,093	1,083	778	622	608
Corporate bonds	822	886	953	1,081	1,139
Other securities	95	85	89	89	61
Total interest and dividends on securities available for sale	4,724	5,205	5,724	6,223	5,791

Interest on held to maturity securities:
U. S. government sponsored enterprises	25	97	164	-	-
Mortgage-backed securities and collateralized mortgage obligations-residential	1,290	1,151	1,186	1,240	1,188
Corporate bonds	509	590	565	595	715
Total interest on held to maturity securities	1,824	1,838	1,915	1,835	1,903

Interest on federal funds sold and other short-term investments	320	284	318	254	246
Total interest income	39,293	40,038	40,597	40,496	39,617

Interest expense:
Interest on deposits:
Interest-bearing checking	78	76	74	70	65
Savings	1,102	1,018	952	885	933
Money market deposit accounts	923	1,030	1,158	1,184	1,227
Time deposits	3,418	3,552	3,904	4,099	4,443
Interest on short-term borrowings	388	401	384	382	407
Total interest expense	5,909	6,077	6,472	6,620	7,075

Net interest income	33,384	33,961	34,125	33,876	32,542

Provision for loan losses	3,100	4,200	5,100	4,850	4,600
Net interest income after provision for loan losses	30,284	29,761	29,025	29,026	27,942

Noninterest income:
Trust department income	1,394	1,086	1,242	1,186	1,574
Fees for services to customers	2,240	2,305	2,189	2,325	2,094
Net gain on securities transactions	677	132	158	851	287
Other	207	213	214	209	316
Total noninterest income	4,518	3,736	3,803	4,571	4,271

Noninterest expenses:
Salaries and employee benefits	7,743	7,638	7,087	7,000	7,026
Net occupancy expense	3,795	3,664	3,614	3,672	3,737
Equipment expense	1,520	1,200	1,639	1,481	1,332
Professional services	1,436	1,411	1,152	1,681	1,485
Outsourced services	1,250	1,050	1,350	1,350	1,350
Advertising expense	809	607	763	708	706
FDIC and other insurance	880	577	835	1,392	1,851
Other real estate expense, net	966	1,254	754	2,095	1,590
Other	2,245	1,508	1,249	2,173	1,769
Total noninterest expenses	20,644	18,909	18,443	21,552	20,846

Income before taxes	14,158	14,588	14,385	12,045	11,367
Income taxes	5,249	5,874	5,160	4,279	3,985

Net income	$8,909	8,714	9,225	7,766	7,382
Net income per Common Share:
- Basic	$0.095	0.093	0.100	0.100	0.096

- Diluted	0.095	0.093	0.100	0.100	0.096

Average basic shares (thousands)	93,546	93,308	92,124	77,363	77,241
Average diluted shares (thousands)	93,546	93,308	92,124	77,363	77,241

Note: Taxable equivalent net interest income	33,637	34,220	34,390	34,183	32,924

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
ASSETS:

Cash and due from banks	$39,426	44,395	40,875	41,229	37,022
Federal funds sold and other short term investments	486,055	488,548	434,950	479,647	353,566
Total cash and cash equivalents	525,481	532,943	475,825	520,876	390,588

Securities available for sale:
U. S. government sponsored enterprises	744,725	563,460	633,812	676,062	753,546
States and political subdivisions	38,367	43,968	51,289	57,670	70,393
Mortgage-backed securities and collateralized mortgage obligations-residential	219,301	204,022	200,516	66,333	67,334
Corporate bonds	81,654	96,608	97,464	103,194	116,561
Other securities	9,664	9,664	7,521	7,522	7,632
Total securities available for sale	1,093,711	917,722	990,602	910,781	1,015,466

Held to maturity securities:
U. S. government sponsored enterprises	-	15,000	25,000	-	-
Mortgage-backed securities and collateralized mortgage obligations-residential	143,629	141,857	109,603	105,509	112,315
Corporate bonds	35,312	59,431	59,555	49,019	59,036
Total held to maturity securities	178,941	216,288	194,158	154,528	171,351

Loans:
Commercial	235,513	248,163	244,389	249,124	250,851
Residential mortgage loans	1,970,278	1,955,951	1,925,144	1,876,699	1,813,611
Home equity line of credit	314,668	313,038	305,587	298,314	290,829
Installment loans	3,855	4,151	3,829	3,837	3,838
Loans, net of deferred fees and costs	2,524,314	2,521,303	2,478,949	2,427,974	2,359,129
Less:
Allowance for loan losses	48,535	48,717	47,782	45,561	43,680
Net loans	2,475,779	2,472,586	2,431,167	2,382,413	2,315,449

Bank premises and equipment, net	37,099	37,006	35,946	36,032	36,275
Other assets	63,432	67,099	65,261	65,696	78,761

Total assets	$4,374,443	4,243,644	4,192,959	4,070,326	4,007,890

LIABILITIES:
Deposits:
Demand	$281,628	267,776	269,958	259,459	247,803
Interest-bearing checking	507,510	489,227	472,908	461,976	443,133
Savings accounts	1,068,058	978,819	923,893	891,181	859,799
Money market deposit accounts	631,761	635,434	642,054	638,774	626,669
Certificates of deposit (in denominations of $100,000 or more)	467,447	460,971	461,081	453,303	455,563
Other time accounts	894,946	903,746	910,633	947,838	960,074
Total deposits	3,851,350	3,735,973	3,680,527	3,652,531	3,593,041

Short-term borrowings	159,002	147,563	143,081	128,807	137,710
Due to broker	-	-	10,000	-	-
Accrued expenses and other liabilities	19,445	21,592	21,541	20,039	18,667

Total liabilities	4,029,797	3,905,128	3,855,149	3,801,377	3,749,418

SHAREHOLDERS' EQUITY:
Capital stock	98,912	98,912	98,806	83,166	83,166
Surplus	176,199	176,638	177,448	126,196	126,638
Undivided profits	122,235	119,465	116,894	113,782	111,093
Accumulated other comprehensive income (loss), net of tax	53	(2,493)	258	2,846	(4,176)
Treasury stock at cost	(52,753)	(54,006)	(55,596)	(57,041)	(58,249)

Total shareholders' equity	344,646	338,516	337,810	268,949	258,472

Total liabilities and shareholders' equity	$4,374,443	4,243,644	4,192,959	4,070,326	4,007,890

Outstanding shares (thousands)	93,549	93,315	93,154	77,367	77,244

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets

	03/31/12	12/31/11	09/30/11	06/30/11	03/31/11
New York and other states*
Loans in nonaccrual status:
Commercial	$5,667	4,981	5,086	5,090	5,697
Real estate mortgage - 1 to 4 family	29,894	27,820	25,932	24,148	22,712
Installment	9	3	4	13	13
Total non-accrual loans	35,570	32,804	31,022	29,251	28,422
Other nonperforming real estate mortgages - 1 to 4 family	306	312	317	324	330
Total nonperforming loans	35,876	33,116	31,339	29,575	28,752
Other real estate owned	2,411	2,382	2,372	725	1,481
Total nonperforming assets	$38,287	35,498	33,711	30,300	30,233

Florida
Loans in nonaccrual status:
Commercial	$5,874	5,000	5,400	7,186	7,786
Real estate mortgage - 1 to 4 family	9,404	10,662	10,231	12,770	13,860
Installment	-	-	-	-	-
Total non-accrual loans	15,278	15,662	15,631	19,956	21,646
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	15,278	15,662	15,631	19,956	21,646
Other real estate owned	1,293	2,883	3,739	4,119	5,219
Total nonperforming assets	$16,571	18,545	19,370	24,075	26,865

Total
Loans in nonaccrual status:
Commercial	$11,541	9,981	10,486	12,276	13,483
Real estate mortgage - 1 to 4 family	39,298	38,482	36,163	36,918	36,572
Installment	9	3	4	13	13
Total non-accrual loans	50,848	48,466	46,653	49,207	50,068
Other nonperforming real estate mortgages - 1 to 4 family	306	312	317	324	330
Total nonperforming loans	51,154	48,778	46,970	49,531	50,398
Other real estate owned	3,704	5,265	6,111	4,844	6,700
Total nonperforming assets	$54,858	54,043	53,081	54,375	57,098

Quarterly Net Chargeoffs

	03/31/12	12/31/11	09/30/11	06/30/11	03/31/11
New York and other states*
Commercial	$321	99	(3)	(32)	50
Real estate mortgage - 1 to 4 family	1,136	1,404	858	679	899
Installment	(8)	5	17	8	9
Total net chargeoffs	$1,449	1,508	872	655	958

Florida
Commercial	$160	400	-	599	(3)
Real estate mortgage - 1 to 4 family	1,673	1,359	2,006	1,715	1,876
Installment	-	(2)	1	-	-
Total net chargeoffs	$1,833	1,757	2,007	2,314	1,873

Total
Commercial	$481	499	(3)	567	47
Real estate mortgage - 1 to 4 family	2,809	2,763	2,864	2,394	2,775
Installment	(8)	3	18	8	9
Total net chargeoffs	$3,282	3,265	2,879	2,969	2,831

Asset Quality Ratios

	03/31/12		12/31/11		09/30/11		06/30/11		03/31/11
Total nonperforming loans(1)	$51,154		48,778		46,970		49,531		50,398
Total nonperforming assets(1)	54,858		54,043		53,081		54,375		57,098
Total net chargeoffs(2)	3,282		3,265		2,879		2,969		2,831

Allowance for loan losses(1)	48,535		48,717		47,782		45,561		43,680

Nonperforming loans to total loans(1)	2.03%		1.93%		1.89%		2.04%		2.14%
Nonperforming assets to total assets(1)	1.25%		1.27%		1.27%		1.34%		1.42%
Allowance for loan losses to total loans(1)	1.92%		1.93%		1.93%		1.88%		1.85%
Coverage ratio(1)	94.9%		99.9%		101.7%		92.0%		86.7%
Annualized net chargeoffs to average loans(2)	0.52%		0.52%		0.47%		0.50%		0.48%
Allowance for loan losses to annualized net chargeoffs(2)	3.7	x	3.7	x	4.1	x	3.8	x	3.9	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)  At period-end
(2)  For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Three months ended			Three months ended
(Unaudited)	March 31, 2012			March 31, 2011
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$590,746	2,304	1.56%	$669,915	3,199	1.91%
Mortgage backed securities and collateralized mortgage obligations-residential	204,659	1,093	2.14	69,787	608	3.49
State and political subdivisions	40,013	603	6.02	73,331	1,159	6.32
Corporate bonds	93,168	822	3.53	116,756	1,139	3.90
Other	9,664	95	3.96	7,724	61	3.17

Total securities available for sale	938,250	4,917	2.10	937,513	6,166	2.63

Federal funds sold and other short-term Investments	512,380	320	0.25	399,184	246	0.25

Held to maturity securities:
U. S. government sponsored enterprises	4,286	25	2.38	-	-	0.00
Corporate bonds	52,897	509	3.85	62,267	715	4.59
Mortgage backed securities and collateralized mortgage obligations-residential	143,146	1,290	3.60	117,467	1,188	4.05

Total held to maturity securities	200,329	1,824	3.64	179,734	1,903	4.23

Commercial loans	241,269	3,363	5.57	253,465	3,677	5.80
Residential mortgage loans	1,962,648	26,112	5.33	1,803,268	25,189	5.59
Home equity lines of credit	314,999	2,865	3.66	290,666	2,666	3.72
Installment loans	3,615	145	15.16	3,895	152	15.84

Loans, net of unearned income	2,522,531	32,485	5.16	2,351,294	31,684	5.40

Total interest earning assets	4,173,490	39,546	3.79	3,867,725	39,999	4.14

Allowance for loan losses	(49,840)			(43,564)
Cash & non-interest earning assets	143,702			144,341

Total assets	$4,267,352			$3,968,502

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$482,362	78	0.06%	$431,592	65	0.06%
Money market accounts	631,892	923	0.59	616,838	1,227	0.81
Savings	1,019,597	1,102	0.43	816,581	933	0.46
Time deposits	1,365,104	3,418	1.01	1,452,592	4,443	1.24

Total interest bearing deposits	3,498,955	5,521	0.63	3,317,603	6,668	0.82
Short-term borrowings	145,484	388	1.07	129,966	407	1.27

Total interest bearing liabilities	3,644,439	5,909	0.65	3,447,569	7,075	0.83

Demand deposits	261,650			245,418
Other liabilities	18,230			17,551
Shareholders' equity	343,033			257,964

Total liabilities and shareholders' equity	$4,267,352			$3,968,502

Net interest income , tax equivalent		33,637			32,924

Net interest spread			3.14%			3.31%

Net interest margin (net interest income to total interest earning assets)			3.23%			3.40%

Tax equivalent adjustment		(253)			(382)

Net interest income		33,384			32,542

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Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

	03/31/12	12/31/11	09/30/11	06/30/11	03/31/11
Tangible Book Value Per Share

Equity	$344,646	$338,516	$337,810	268,949	258,472
Less: Intangible assets	553	553	553	553	553
Tangible equity	344,093	337,963	337,257	268,396	257,919

Shares outstanding	93,549	93,315	93,154	77,367	77,244
Tangible book value per share	3.68	3.62	3.62	3.47	3.34
Book value per share	3.68	3.63	3.63	3.48	3.35

Tangible Equity to Tangible Assets
Total Assets	4,374,443	4,243,644	4,192,959	4,070,326	4,007,890
Less: Intangible assets	553	553	553	553	553
Tangible assets	4,373,890	4,243,091	4,192,406	4,069,773	4,007,337

Tangible Equity to Tangible Assets	7.87%	7.97%	8.04%	6.59%	6.44%
Equity to Assets	7.88%	7.98%	8.06%	6.61%	6.45%

	3 Months Ended					Years Ended
Efficiency Ratio	03/31/12	12/31/11	09/30/11	06/30/11	03/31/11	12/31/11	12/31/10

Net interest income (fully taxable equivalent)	$33,637	34,220	34,390	34,183	32,924	135,717	128,963
Non-interest income	4,518	3,736	3,803	4,571	4,271	16,381	18,951
Less: Net gain on securities	677	132	158	851	287	1,428	3,352
Recurring revenue	37,478	37,824	38,035	37,903	36,908	150,670	144,562

Total Noninterest expense	20,644	18,909	18,443	21,552	20,846	79,750	78,964
Less: Other real estate expense, net	966	1,254	754	2,095	1,590	5,693	5,565
Recurring expense	19,678	17,655	17,689	19,457	19,256	74,057	73,399

Efficiency Ratio	52.51%	46.68%	46.51%	51.33%	52.18%	49.15%	50.77%